UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2007

MEDecision, Inc.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	001-33191 (Commission File Number)	23-2530889 (I.R.S. Employer Identification Number)

601 Lee Road, Chesterbrook Corporate Center Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 540-0202 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Back to Contents

Item 2.02.   Results of Operations and Financial Condition.

          On January 5, 2007, MEDecision, Inc. (the “Company”) issued a press release announcing its estimate of fourth quarter 2006 revenue. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          The information in this Current Report on Form 8-K, including the Exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the Exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.

Item 9.01.   Financial Statements and Exhibits.

          (d) The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

99.1	Press Release of MEDecision, Inc. issued on January 5, 2007.

Back to Contents

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDECISION, INC.

Date: January 5, 2007	By:	/s/ Carl E. Smith

	Name:	Carl E. Smith
	Title:	Executive Vice President and
Chief Financial Officer

Back to Contents

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of MEDecision, Inc. issued on January 5, 2007.